UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07917

Wilshire Variable Insurance Trust
(Exact name of registrant as specified in charter)

Wilshire Variable Insurance Trust

1299 Ocean Avenue, Suite 700

Santa Monica, CA 90401-1085
(Address of principal executive offices) (Zip code)

Jason A. Schwarz

Wilshire Advisors LLC

1299 Ocean Avenue, Suite 700

Santa Monica, CA 90401-1085
(Name and address of agent for service)

(310) 451-3051

Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2022

Date of reporting period: June 30, 2022

Item 1. Reports to Stockholders.

(a)

Wilshire Variable Insurance Trust
SEMI-ANNUAL REPORT (Unaudited) Wilshire Global Allocation Fund
June 30, 2022

Wilshire Variable Insurance Trust Table of Contents

Letter to Shareholders	1
Commentary	6
Disclosure of Fund Expenses	10
Schedule of Investments	12
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	17
Additional Fund Information	26
Tax Information	28
Privacy Statement	29

Shares of the Wilshire Global Allocation Fund are sold only as the underlying investment for variable annuity contracts issued by insurance companies. This report is authorized for use in connection with any offering of the Fund’s shares only if accompanied or preceded by the Fund’s current prospectus.

Shares of the Wilshire Variable Insurance Trust are distributed by Compass Distributors, LLC.

Wilshire Variable Insurance Trust Letter to Shareholders (Unaudited)

Dear Wilshire Variable Insurance Trust Shareholder:

We are pleased to present this semiannual report to all shareholders of the Wilshire Variable Insurance Trust. This report covers the period from January 1, 2022 to June 30, 2022 for the Wilshire Global Allocation Fund (the “Fund”).

Market Environment

U.S. Equity Market

The U.S. stock market, represented by the FT Wilshire 5000 IndexSM, was down -20.89% for the six month period ended June 30, 2022. Rising inflation, which began in late 2020-early 2021, continues to accelerate this year, reaching levels not seen in four decades. While energy is far and away the leading expenditure category in terms of price increases (up 35% for the 12-months ended May), surging prices can be found in nearly every segment of the overall Consumer Price Index (CPI). The largest component of the index, shelter, is up 5.5% with the next largest segment, food, up 10% during the past year. Finally, transportation costs have accelerated with new and used vehicles up in the double-digits and transportation services up 8%. With such widespread inflationary pressures, the ability for the Federal Reserve to achieve a “soft landing” is quickly dissipating.

Sector returns for the FT Wilshire 5000 Index were negative for the six-month period, with the exception of Energy. Energy (30.83%) and Utilities (-1.17%) were the best performing sectors while Consumer Discretionary (-33.43%) and Communication Services (-30.22%) were the largest detractors. For the period, large capitalization stocks outperformed small capitalization stocks with the Wilshire US Large-Cap IndexSM returning -20.78% versus -21.85% for the Wilshire US Small-Cap IndexSM. Growth lagged Value equities during the period, with the Wilshire US Large-Cap Growth IndexSM returning -27.70% versus -11.77% for the Wilshire US Large-Cap Value IndexSM.

International Equity Market

Performance results within international equity markets were mixed for the period, with slight differences in returns between developed and emerging markets. The MSCI EAFE Index was down -19.57% for the period, while the MSCI Emerging Markets Index was down -17.63%.

As European countries continue to find alternatives to their Russian energy dependency, eurozone inflation increased to 8.6% in June, the highest level ever recorded. Nearly half the 19 countries in the eurozone have now reached double-digit annual inflation. Energy increased the most, rising almost 42% versus a year ago. Emerging countries, in general, have done a relatively better job in combating inflation.

China, on both local and state levels, has announced additional economic support to help revitalize an economy impacted by Covid lockdowns. Additionally, China re-opened its cities as Covid-19 cases dwindled. Shanghai, the largest city in China, is moving to

Wilshire Variable Insurance Trust Letter to Shareholders (Unaudited) - (Continued)

loosen Covid test requirements and to allow in-person dining. There remains the risk of the Chinese government re-imposing Covid-19 restrictions should cases rise again, but the current loosening is a positive economic indicator.

Bond Market

The U.S. fixed income market, represented by the Bloomberg US Aggregate Bond Index, was down -10.35% for the six-month period. High Yield, represented by the Bloomberg U.S. Corporate High Yield Index, and Treasury Inflation-Protected Securities, represented by the Bloomberg U.S. TIPS Index, were also down -14.19% and -8.92%, respectively.

Inflation and growth concerns continue to be the focus in the U.S. and abroad. With inflation hitting a 40-year high of 8.6% in the U.S., households have begun to dip into their savings to cover the higher cost of food and gas. To combat inflation, the Fed raised the Fed Funds rate by 0.75% at its meeting held on June 14, 2022, the biggest individual increase since 1994. The Fed also signaled that it could raise rates by a similar magnitude in July. Additionally, the Fed restarted its quantitative tightening program in June, aiming to reduce its $9 trillion balance sheet. Both the equity and fixed income markets sold off in June amid the brewing concerns of slower economic growth and rising risk of recession.

Fund Performance Review

The Wilshire Global Allocation Fund returned -18.53% in the first half of the year, underperforming the Custom Benchmark return of -16.51% by -2.02%.

Despite underperformance for the Fund, we believe that the Fund is well-positioned going into the second half of 2022 as the market deals with the ongoing pandemic and macroeconomic and geopolitical issues.

As always, we sincerely appreciate your continued support and confidence in Wilshire Advisors.

Sincerely,

Jason Schwarz
President, Wilshire Variable Insurance Trust

DISCLOSURES:

This report must be preceded or accompanied by a prospectus.

Opinions expressed are those of the Fund and are subject to change, are not guaranteed, and should not be considered a recommendation to buy or sell any security.

Wilshire Variable Insurance Trust Letter to Shareholders (Unaudited) - (Continued)

Sector allocations are subject to change.

Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. Share prices and investment returns fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. For periods less than one year, performance is cumulative. For performance data current to the most recent month-end please call 1-866-591-1568.

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transactions costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

The Fund’s performance and risks correspond directly to the performance and risks of the Underlying Funds in which it invests, and shareholders bear indirectly their proportionate share of the expenses of the Underlying Funds. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise.

In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. Investments in smaller companies typically exhibit higher volatility.

Investing involves risk including loss of principal. This report identifies the Fund investments on June 30, 2020. These holdings are subject to change. Not all investments in each Portfolio performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not occur.

The MSCI All Country World Index captures large and mid cap representation across 23 Developed Markets and 24 Emerging Markets countries. With 2,897 constituents, the index covers approximately 85% of the global investable equity opportunity set.

The MSCI All Country World USA Index is an equity index which captures large and mid cap representation across 22 of 23 Developed Markets countries (excluding the U.S) and 26 Emerging Markets countries. With 2,370 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

The MSCI All Country World ex USA Investable Market Index is an equity index which captures large, mid and small cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 26 Emerging Markets countries. With 6,434 constituents, the index covers approximately 99% of the global equity opportunity set outside the US.

The MSCI EAFE Index is an equity index which captures large and mid cap representation across 21 Developed Markets countries around the world, excluding the US and Canada. With 825 constituents, the index covers approximately 85% of the free float adjusted market capitalization in each country.

Wilshire Variable Insurance Trust Letter to Shareholders (Unaudited) - (Continued)

The MSCI Emerging Markets Index is an equity index which captures large and mid-cap representation across 26 Emerging Markets countries. With 1,385 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The FT Wilshire 5000 Index is widely accepted as the definitive benchmark for the U.S. equity market, and measures performance of all U.S. equity securities with readily available price data.

The Wilshire US Large-Cap Index is a benchmark of the large-sized (based on capitalization) companies in the U.S. equity market. The Wilshire US Large-Cap Index is a float-adjusted, market capitalization- weighted index of the issues ranked above 750 market capitalization of the Wilshire 5000 Total Market Index.

The Wilshire US Small-Cap Index is a benchmark of the small-sized (based on capitalization) companies in the U.S. equity market. The Wilshire US Small-Cap is a float-adjusted, market capitalization-weighted index of the issues ranked between 750 and 2,500 by market capitalization of the Wilshire 5000 Total Market Index.

The Wilshire US Large-Cap Growth Index is a benchmark of the large-sized growth (based on capitalization) companies in the U.S. equity market. The Wilshire US Large-Cap Growth is a float-adjusted, market capitalization-weighted derivative index of the Wilshire US Large-Cap Index and by extension the Wilshire 5000 Total Market Index.

The Wilshire US Large-Cap Value Index is a benchmark of the large-sized value (based on capitalization) companies in the U.S. equity market. The Wilshire US Large-Cap Value is a float-adjusted, market capitalization-weighted derivative index of the Wilshire US Large-Cap Index and by extension the Wilshire 5000 Total Market Index.

The Bloomberg U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Bloomberg U.S. Credit Index measures the investment grade, US dollar-denominated, fixed-rate, taxable corporate and government related bond markets.

The Bloomberg U.S. Corporate High Yield Index measures the US dollar-denominated, high yield, fixed-rate, corporate bond market.

The Bloomberg U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index.

The Bloomberg U.S. TIPS Index measures the performance of the U.S. Treasury Inflation-Protected Securities known as TIPS.

Wilshire Variable Insurance Trust Letter to Shareholders (Unaudited) - (Continued)

The Bloomberg Global Aggregate Bond Index is composed of government, government-related and corporate bonds, as well as asset-backed, mortgage-backed and commercial mortgage-backed securities from both developed and emerging markets issuers.

The Bloomberg Long Term Treasury Index measures the U.S. investment grade fixed rate bond market issued by the U.S. government with 10+ years of maturity.

The Russell 1000® Growth Index: Measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000 Value Index: Measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Mortgaged-Backed Securities are bonds secured by residential and other real estate loans.

Agency Residential Mortgaged-Backed Securities is residential mortgaged-backed securities for which a U.S. government entity guarantees payment of principal and interest to holders of securities.

Commercial Mortgage-Backed Securities are bonds secreted by commercial and multifamily mortgages.

Asset-Backed Securities are financial securities back by income-generating assets such as loans, leases, credit card balances, or receivables.

A basis point is one hundredth of a percent or equivalently one percent of one percent.

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Indexes are available for the U.S. and various geographic areas. Average price data for select utility, automotive fuel, and food items are also available.

Credit Spread is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality.

Custom Benchmark composed of 65% MSCI All Country World Investable Market Index and 35% Bloomberg Global Aggregate Bond Index.

Wilshire Variable Insurance Trust Wilshire Global Allocation Fund Commentary (Unaudited)

WILSHIRE GLOBAL ALLOCATION FUND

Average Annual Total Returns

Six Months Ended 6/30/22*	-18.53%
One Year Ended 6/30/22	-16.42%
Five Years Ended 6/30/22	3.68%
Ten Years Ended 6/30/22	5.73%

MSCI ALL COUNTRY WORLD (ACWI) INVESTABLE MARKET (IMI)(1)

Average Annual Total Returns

Six Months Ended 6/30/22*	-20.43%
One Year Ended 6/30/22	-16.51%
Five Years Ended 6/30/22	6.70%
Ten Years Ended 6/30/22	8.71%

BLOOMBERG GLOBAL AGGREGATE BOND INDEX (HEDGED)(1)

Average Annual Total Returns

Six Months Ended 6/30/22*	-9.06%
One Year Ended 6/30/22	-8.94%
Five Years Ended 6/30/22	1.16%
Ten Years Ended 6/30/22	2.23%

65/35 HYBRID INDEX(1)

Average Annual Total Returns

Six Months Ended 6/30/22*	-16.51%
One Year Ended 6/30/22	-13.75%
Five Years Ended 6/30/22	5.04%
Ten Years Ended 6/30/22	6.62%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. If these fees were included, returns would be lower. Recent performance can be found at your particular insurance company.

*	Not Annualized
(1)

The MSCI ACWI IMI captures large, mid and small cap representation across 23 Developed Markets and 26 Emerging Markets countries, covering approximately 99% of the global equity investment opportunity set. The Bloomberg Global Aggregate Index (Hedged) is a broad-based measure of the global investment grade fixed-rate debt markets from both developed and emerging markets issuers. 65/35 Hybrid is a blend of 65% MSCI All Country World (ACWI) Index and 35% Bloomberg Global Aggregate Index (Hedged). An individual cannot invest directly in an index. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses.

Wilshire Variable Insurance Trust Wilshire Global Allocation Fund Commentary (Unaudited) - (Continued)

During the ten years ended June 30, 2022, certain fees and expenses were reduced or reimbursed. Without fee reductions and expense reimbursements, total returns would have been lower. Wilshire has contractually agreed to limit expenses for the Fund to 0.50% of average daily net assets of the Fund (excluding taxes, brokerage expenses, dividend expenses on short securities, acquired fund fees and expenses and extraordinary expenses) through April 30, 2023. For the six months ended June 30, 2022, the investment adviser did not reduce its fees or reimburse expenses.

The Fund’s total expense ratio per the prospectus dated April 30, 2022 was 1.31% including Acquired Fund Fees and Expenses.

PORTFOLIO SECTOR WEIGHTING+

(As of June 30, 2022)

+	Based on the percent of the Fund’s total investments in securities at value.

Wilshire Variable Insurance Trust Wilshire Global Allocation Fund Commentary (Unaudited) - (Continued)

Overall Summary

The U.S. stock market, represented by the FT Wilshire 5000 IndexSM, was down -16.78% for the second quarter, the largest quarterly drop since the global COVID shutdown in early 2020. Every sector was in negative territory, with Consumer Discretionary (-26.3%), Information Technology (-21.1%) and Communication Services (-21.0%) representing the worst performing sectors. From a size perspective, both large and small-cap performed similarly during the quarter. Growth stocks underperformed value within both large and small-cap.

Performance results within international equity markets were negative for the second quarter, with developed underperforming emerging markets. The MSCI EAFE Index was down -14.51% for the quarter, while the MSCI Emerging Markets Index was down -11.50%. High inflation has become a global issue with rates in Europe approaching U.S. levels. In Germany, Europe’s largest economy, economic growth is slowing on both inflation and falling exports. While economic indicators in the U.K. are still in the expansion range, measures of new orders have fallen while business confidence levels have slumped. In China, new controls were imposed in some areas, including a lock down of Shanghai, in an attempt to contain a fresh COVID outbreak in April and May. Although most lockdowns have since been lifted, early economic indicators are not yet registering a strong return of growth.

The U.S. Treasury yield curve was up across all maturities during the quarter, most noticeably in the short end, leading to a flatter curve. The 10-year Treasury yield ended the quarter at 3.02%, up 68 basis points from March. Credit spreads widened during the quarter including an outsized jump of 163 basis points in June in the high yield market, which had a spread of 5.69% at quarter-end. The Federal Open Market Committee met twice during the quarter, as scheduled, and increased the overnight rate by 0.50% in May and 0.75% in June; targeting a range of 1.50% to 1.75%. Through the Fed’s “dot plot,” it is messaging that the current intent is for another 175 basis points in increases before the end of 2022. Such an increase would push the rate above 3% for the first time since before the 2008 credit crisis. Public statements from the Federal Reserve grew more pessimistic during the quarter as Fed Chair Jerome Powell stated after the June meeting that controlling inflation at the 2% target, in exchange for a higher unemployment rate, would be a “successful outcome.”

Real estate securities were down during the second quarter in both the U.S. and abroad. Commodity results were negative for the quarter, although crude oil was up 5.5% to $105.76 per barrel. Weakness in other areas led to the drop in the broad commodity index, particularly in precious metals. Natural gas prices were spiking dramatically during the quarter (up 44% by the end of May) before falling back down in June. By quarter-end, natural gas was down -5.2%, closing at $5.42 per million BTUs. Gold prices were down -6.8% during the quarter, finishing at approximately $1,807 per troy ounce, as the Federal Reserve turned more hawkish toward inflation.

Wilshire Variable Insurance Trust Wilshire Global Allocation Fund Commentary (Unaudited) - (Continued)

The Wilshire Global Allocation Fund returned -18.53% in the first half of the year, underperforming the Custom Benchmark return of -16.51% by -2.02%. Within equities, Fund selection within the U.S. and International Equities generally detracted, with the exception of Wilshire Small Company Value Portfolio. Within fixed-income, the Wilshire Income Opportunities Portfolio outperformed its benchmark and secondary custom benchmark. Conversely, the allocation to the Wilshire Small Company Value Portfolio slightly contributed. Overweight exposures to emerging market equities also aided performance as the region generally performed better than the European regions.

Despite recent relative underperformance, we believe the Fund is well-positioned going into the second half of 2022 as the market deals with the ongoing pandemic, macroeconomic and geopolitical issues.

Shares of the Wilshire Variable Insurance Trust are distributed by Compass Distributors, LLC.

Wilshire Variable Insurance Trust Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for investment advisory services, administrative services, distribution and/or shareholder services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2022 to June 30, 2022.

The table below illustrates the Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee reductions, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare the Fund’s costs with those of other mutual funds. The “Ending Account Value” shown is derived from hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Wilshire Variable Insurance Trust has no such charges or fees, but they may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.

Wilshire Variable Insurance Trust Disclosure of Fund Expenses (Unaudited) - (Continued)

	Beginning Account Value 01/01/2022	Ending Account Value 06/30/2022	Net Expense Ratio(1)	Expenses Paid During Period 01/01/22- 06/30/22(2)
Wilshire Global Allocation Fund
Actual Fund Return	$ 1,000.00	$ 814.70	0.41%	$ 1.84
Hypothetical 5% Return	$ 1,000.00	$ 1,022.76	0.41%	$ 2.06

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses.
(2)	The expense ratio does not include the expenses of the underlying funds.
(3)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).
(4)	Expenses shown do not include annuity contract fees.

Wilshire Variable Insurance Trust Schedule of Investments June 30, 2022 (Unaudited)

Wilshire Global Allocation Fund

	Shares	Value
AFFILIATED REGISTERED INVESTMENT COMPANIES — 83.9%
Wilshire Income Opportunities Fund - Institutional Class	11,093,614	$98,511,296
Wilshire International Equity Fund - Institutional Class	11,524,500	103,259,518
Wilshire Large Company Growth Portfolio - Institutional Class	2,058,042	74,501,130
Wilshire Large Company Value Portfolio - Institutional Class	4,512,402	83,389,197
Wilshire Small Company Growth Portfolio - Institutional Class	319,289	6,350,657
Wilshire Small Company Value Portfolio - Institutional Class	303,478	7,335,060
Total Affiliated Registered Investment Companies (Cost $425,191,919)		$373,346,858

OTHER OPEN-END FUNDS — 15.9%
Fidelity Emerging Markets Index Fund - Institutional Premium Class	1,034,820	10,379,248
Fidelity US Bond Index - Institutional Premium Class	2	22
Vanguard Long-Term Bond Index Fund - Admiral Shares	1,154,558	13,935,514
Vanguard Total International Bond Index Fund - Institutional Shares	1,562,541	46,376,205
Total Other Open-End Fund (Cost $80,413,164)		$70,690,989

	Shares	Value
COMMON STOCK — 0.0% (a)
BGP Holdings Ltd. (b)(c)(d)	3,758	$—
Total Common Stock (Cost $—)		$—

Total Investments at Value — 99.8% (Cost $505,605,083)		444,037,847

Other Assets in Excess of Liabilities — 0.2%		1,046,183

Net Assets — 100.0%		$445,084,030

Percentages are stated as a percent of net assets.

(a)	Percentage rounds to less than 0.1%.
(b)	Non-income producing security.
(c)	Illiquid security. The total value of such securities is $0 as of June 30, 2022, representing 0.0% of net assets.
(d)

Level 3 security. Security has been valued at fair value in accordance with procedures adopted by and under the general supervision of the Board of Trustees. The total value of such securities is $0 as of June 30, 2022, representing 0.0% of net assets.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Statement of Assets and Liabilities June 30, 2022 (Unaudited)

WILSHIRE GLOBAL ALLOCATION FUND
ASSETS:
Unaffiliated investments, at value (Note 2)	$70,690,989
Investments in affiliated registered investment companies, at value (Notes 2 and 6)	373,346,858
Cash and cash equivalents	173,038
Receivable for Fund shares sold	11,024
Receivable for investment securities sold	395,017
Dividends and interest receivable	910,133
Other assets	11,506
Total Assets	445,538,565

LIABILITIES:
Payable for Fund shares redeemed	123,550
Payable for investment securities purchased	217,157
Investment advisory fees payable (Note 3)	32,288
Distribution fees payable (Note 4)	42,672
Administration fees payable (Note 3)	8,090
Accrued interest expense (Note 5)	43
Accrued expenses and other payables	30,735
Total Liabilities	454,535

NET ASSETS	$445,084,030

NET ASSETS consist of:
Paid-in capital	$435,991,252
Distributable earnings	9,092,778

NET ASSETS	$445,084,030

SHARES OUTSTANDING:
(Unlimited shares authorized)	23,708,484

NET ASSET VALUE:
(Offering and redemption price per share)	$18.77

Investments in unaffiliated funds, at cost (Note 2)	$80,413,164
Investments in affiliated funds, at cost (Notes 2 and 6)	425,191,919

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Statement of Operations Six Months Ended June 30, 2022 (Unaudited)

WILSHIRE GLOBAL ALLOCATION FUND
INVESTMENT INCOME:
Income distributions from unaffiliated investments	$430,621
Income distributions from affiliated registered investment companies (Note 6)	1,300,618
Interest income	495
Total income	1,731,734

EXPENSES:
Distribution fees (Note 4)	626,940
Investment advisory fees (Note 3)	202,658
Trustees’ fees and expenses (Note 3)	66,833
Professional fees	57,924
Administration fees (Note 3)	24,285
Custodian fees	19,330
Insurance expense	18,310
Transfer agent fees	5,290
Printing expense	4,986
Registration and filing fees	751
Other	640
Interest expense (Note 5)	251
Total expenses	1,028,198
Net expenses	1,028,198

Net investment income	703,536

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS (NOTES 2 and 6):
Net realized losses from:
Sale of unaffiliated investments	(2,201,151)
Sale of affiliated registered investment companies (Note 6)	(40,018)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(6,649,090)
Investments in affiliated investment companies (Note 6)	(94,929,040)
Net realized and unrealized losses on investments	(103,819,299)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(103,115,763)

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Statements of Changes in Net Assets

	WILSHIRE GLOBAL ALLOCATION FUND
	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
OPERATIONS:
Net investment income	$703,536	$16,571,039
Net realized gains (losses) from investments	(2,241,169)	17,863,273
Long-term capital gain distributions from registered investment companies	—	41,236,117
Net change in unrealized appreciation (depreciation) of investments	(101,578,130)	(13,076,518)
Net increase (decrease) in net assets resulting from operations	(103,115,763)	62,593,911

DISTRIBUTIONS TO SHAREHOLDERS (Notes 2 and 8)	—	(37,788,849)

CAPITAL STOCK TRANSACTIONS: (DOLLARS)
Shares sold	2,222,453	5,416,680
Shares issued as reinvestment of distributions	—	37,788,849
Shares redeemed	(20,792,797)	(43,626,201)
Net decrease in net assets from capital share transactions	(18,570,344)	(420,672)

Net increase (decrease) in net assets	(121,686,107)	24,384,390

NET ASSETS:
Beginning of period	566,770,137	542,385,747
End of period	$445,084,030	$566,770,137

CAPITAL SHARE TRANSACTIONS:
Shares sold	106,210	227,805
Shares issued as reinvestment of distributions	—	1,686,249
Shares redeemed	(1,001,340)	(1,863,879)
Net increase (decrease) in shares outstanding	(895,130)	50,175
Shares outstanding, beginning of period	24,603,614	24,553,439
Shares outstanding, end of period	23,708,484	24,603,614

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Wilshire Global Allocation Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Net asset value, beginning of period	$23.04		$22.09	$20.51	$18.36	$20.54	$18.49

Income (loss) from investment operations:
Net investment income (a)	0.03		0.69	0.26	0.36	0.36	0.37
Net realized and unrealized gains (losses) on investments	(4.30)		1.88	2.12	2.95	(1.80)	2.43
Total from investment operations	(4.27)		2.57	2.38	3.31	(1.44)	2.80

Less distributions:
From net investment income	—		(0.28)	(0.39)	(0.34)	(0.39)	(0.50)
From realized capital gains	—		(1.34)	(0.41)	(0.82)	(0.35)	(0.25)
Total distributions	—		(1.62)	(0.80)	(1.16)	(0.74)	(0.75)

Net asset value, end of period	$18.77		$23.04	$22.09	$20.51	$18.36	$20.54

Total return (b)	(18.53	)%(c)	11.84%	11.93%	18.42%	(7.30)%	15.16%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$445,084		$566,770	$542,386	$526,532	$489,005	$411,016
Operating expenses after fee reductions and expense reimbursements, recoupment of previously waived fees and excluding fees paid indirectly†	0.41	%(d)	0.40%	0.40%	0.44%	0.49%	0.50%
Operating expenses before fee reductions and expense reimbursements, recoupment of previously waived fees and excluding fees paid indirectly†	0.41	%(d)	0.40%	0.40%	0.44%	0.45%	0.41%
Net investment income (a)	0.28	%(d)	2.94%	1.31%	1.82%	1.78%	1.80%
Portfolio turnover rate	0	%(c)	8%	12%	11%	29%	15%

(a)

Net investment income was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(b)

If you are an annuity contract owner, the total returns shown do not reflect the expenses that apply to the separate account or related insurance policies through which you invest in the Fund. The inclusion of these charges would reduce the total return figures for all periods shown.

(c)	Not annualized.
(d)	Annualized.
†	These ratios do not include expenses of the underlying investment companies in which the Fund invests.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Notes to Financial Statements June 30, 2022 (Unaudited)

1. Organization.

The Wilshire Variable Insurance Trust (the “Trust”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers units of beneficial interest (shares) in the Wilshire Global Allocation Fund (the “Fund”). The Fund operates under a fund of funds structure and at this time invests substantially all of its assets in shares of certain underlying affiliated funds (the “Affiliated Funds”), which are mutual funds advised by Wilshire Advisors LLC (the “Adviser”), and in shares of unaffiliated investment companies. Shares of the Fund may only be purchased by insurance company separate accounts for certain variable insurance contracts and by plan sponsors of qualified retirement plans.

The investment objective of the Fund is to realize a high long-term total rate of return consistent with prudent investment risks. Total rate of return consists of current income, which includes dividends, interest, discount accruals and capital appreciation.

2. Significant Accounting Policies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Use of estimates — The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be material.

Security valuation — A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded on National Association of Securities Dealers Automatic Quotation (“NASDAQ”) System are valued at the NASDAQ official closing price. If there is no NASDAQ official closing price available, the most recent bid quotation is used. Securities traded over-the-counter (other than on NASDAQ) are valued at the last current sale price, and if there are no such sales, the most recent bid quotation is used. Investments representing shares of other open-end investment companies, are valued at their net asset value (“NAV”) as reported by such companies. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded, it is typically valued by an independent pricing agent which employs methodologies that utilize actual market

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2022 (Unaudited)

transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. The independent pricing agent often utilizes proprietary models that are subjective and require the use of judgment and the application of various assumptions including, but not limited to, interest rates, repayment speeds, and default rate assumptions. Debt securities that have a remaining maturity of 60 days or less are valued at prices supplied by the Fund’s pricing agent for such securities, if available, and otherwise are valued at amortized cost if the Adviser’s Pricing Committee concludes it approximates fair value. When market quotations are not readily available, securities are valued according to procedures adopted by the Board of Trustees (the “Board”) or are valued at fair value as determined in good faith by the Adviser’s Pricing Committee, whose members include at least two representatives of the Adviser, one of whom is an officer of the Trust, or the Trust’s Valuation Committee which is composed of Trustees of the Trust. Securities whose market value using the procedures outlined above do not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Adviser’s Pricing Committee or the Valuation Committee in accordance with the Trust’s valuation procedures. The value of fair valued securities may be different from the last sale price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which the Fund is carrying the security. Investments in open-end registered investment companies are valued at the end of day NAV per share as reported by the underlying funds.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

●	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

●	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2022 (Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. During the six months ended June 30, 2022, there were no significant changes to the Fund’s fair value methodologies.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2022:

Wilshire Global Allocation Fund	Level 1	Level 2	Level 3		Total
Affiliated Registered Investment Companies	$373,346,858	$—	$—		$373,346,858
Other Open-End Funds	70,690,989	—	—		70,690,989
Common Stock	—	—	—	*	—
Total	$444,037,847	$—	$—		$444,037,847

*	Includes securities that have been fair valued at $0.

The Fund held a common stock that was measured at fair value on a recurring basis using significant unobservable inputs (Level 3) totaling $0. A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments, is only presented when the Fund has over 1% of its net assets in Level 3 investments.

Cash and Cash Equivalents — Idle cash may be swept into various overnight demand deposits and is classified as Cash and Cash equivalents on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts swept overnight are available on the next business day.

Investment transactions and investment income — Investment transactions are recorded on a trade date basis. Dividends, including distributions paid by affiliated and unaffiliated registered investment companies, are recorded on the ex-dividend date. The actual tax character of income, realized gains and return of capital distributions received from affiliated and unaffiliated registered investment companies may not be known until after the end of the fiscal year, at which time appropriate adjustments are recorded. Realized gains and losses on investments sold are determined on the basis of identified cost. Distributions received on securities that represent a return of capital or capital gain are reclassed as a reduction of cost of investments and/or as a realized gain.

Expense policy — Expenses that are attributable to both the Fund and the Wilshire Mutual Funds, Inc. (an affiliated investment company) are allocated across the Fund and the Wilshire Mutual Funds, Inc. based upon relative net assets or another reasonable basis.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2022 (Unaudited)

Distributions to shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid annually. The Fund’s net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Additional distributions of net investment income and net realized capital gains may be made at the discretion of the Board.

3. Investment Advisory and Other Services.

The Trust employs the Adviser to manage the investment and reinvestment of the assets of the Fund and to continuously review, oversee and administer the Fund’s investment program.

Under an Investment Advisory Agreement, the Fund pays to the Adviser a fee at the annual rate of 0.55% of the average daily net assets of the first $1 billion and 0.45% on the average daily net assets greater than $1 billion of the Fund, excluding assets invested in the Affiliated Funds.

The Adviser has entered into an expense limitation agreement with the Fund requiring it to reduce its management fee and/or reimburse expenses to limit annual operating expenses (excluding taxes, brokerage expenses, dividend expenses on short securities, acquired fund fees and expenses and extraordinary expenses) to 0.50% of average daily net assets of the Fund. The agreement to limit expenses continues through at least April 30, 2023. The Adviser may recoup the amount of any management fee reductions or expense reimbursements within three years after the day on which the fee reduction or expense reimbursement occurred if the recoupment does not cause the Fund’s expenses to exceed the expense limitation that was in place at the time of the fee reduction or expense reimbursement. There were no waivers or recoupments during the six month’s ended June 30, 2022. There are no outstanding amounts that are subject to recoupment as of June 30, 2022.

Because the affiliated and unaffiliated registered investment companies have varied fee and expense levels and the Fund may own different proportions of the affiliated and unaffiliated registered investment companies at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

U.S. Bank N.A. serves as the Trust’s custodian. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, (the “Administrator”) serves as the Company’s administrator and accounting agent and also serves as the Trust’s transfer agent and dividend disbursing agent. Compass Distributors, LLC, serves as the Company’s principal underwriter.

Certain officers and an interested Trustee of the Trust may also be officers or employees of the Adviser, Administrator or their affiliates. They receive no fees for serving as officers or as an interested Trustee of the Trust.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2022 (Unaudited)

Officers and Trustees’ expenses — The Fund and Wilshire Mutual Funds, Inc. together pay each Independent Trustee an annual retainer of $56,000, an annual additional retainer for each Committee chair of $12,000 and an annual additional retainer to the Board chair of $12,000. In addition, each Independent Trustee is compensated for Board and Committee meeting attendance in accordance with the following schedule: an in-person Board meeting fee of $6,000 for Independent Trustees and $7,000 for the Board chair; a telephonic Board meeting fee of $3,000 for Independent Trustees and $3,500 for the Board chair, and a telephonic Committee meeting fee of $500.

4. Distribution and Shareholder Services Plan.

The Fund has adopted a Rule 12b-1 distribution and shareholder services plan (the “Distribution Plan”). Pursuant to the Distribution Plan, the Distributor receives from the Fund a distribution and shareholder services fee computed at the annual rate of 0.25% of average daily net assets.

5. Line of Credit.

The Trust and the Wilshire Mutual Funds, Inc. have a $75,000,000 umbrella line of credit (the “Line”), which is uncommitted and senior secured with U.S. Bank N.A. The Line serves as a temporary liquidity service to meet redemption requests that otherwise might require the untimely disposition of securities. Borrowings made by the Fund are secured by the Fund’s assets. The Line has a one year term and is reviewed annually by the Board of Directors. The Line matures, unless renewed, on January 6, 2023. Interest is charged at the prime rate, which was 4.75% as of June 30, 2022. The average interest rate paid during the six months ended June 30, 2022, was 3.41%. During the six month’s ended June 30, 2022, the maximum borrowing was $355,000 on January 21, 2022 and average borrowing was $14,652. This borrowing resulted in interest expense of $251.

6. Security Transactions.

During the six months ended June 30, 2022, the aggregate cost of purchases and proceeds from sales of investments, other than affiliated investments and short-term investments, totaled $439,087 and $490,273 respectively.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2022 (Unaudited)

Information regarding the Fund’s investments in the Affiliated Funds during the six months ended June 30, 2022, is provided in the table below:

Fund	Value as of December 31, 2021	Cost of Purchases	Proceeds From Sales	Realized Gain (Loss)
Wilshire Income Opportunities Fund - Institutional Class	$124,066,017	$682,242	$(12,987,009)	$(1,300,967)
Wilshire International Equity Fund - Institutional Class	140,504,827	3,684,901	(9,987,888)	488,010
Wilshire Large Company Growth Portfolio - Institutional Class	96,793,559	7,372,807	(358,506)	61,543
Wilshire Large Company Value Portfolio - Institutional Class	105,741,844	3,000,000	(8,306,735)	459,218
Wilshire Small Company Growth Portfolio - Institutional Class	9,303,498	—	(4,220)	(1,870)
Wilshire Small Company Value Portfolio - Institutional Class	10,306,453	—	(1,495,874)	254,048
	$486,716,198	$14,739,950	$(33,140,232)	$(40,018)

Fund	Change in Unrealized Depreciation	Value as of June 30, 2022	Income Distribution	Capital Gain Distributions
Wilshire Income Opportunities Fund - Institutional Class	$(11,948,987)	$98,511,296	$1,300,618	$—
Wilshire International Equity Fund - Institutional Class	(31,430,332)	103,259,518	—	—
Wilshire Large Company Growth Portfolio - Institutional Class	(29,368,273)	74,501,130	—	—
Wilshire Large Company Value Portfolio - Institutional Class	(17,505,130)	83,389,197	—	—
Wilshire Small Company Growth Portfolio - Institutional Class	(2,946,751)	6,350,657	—	—
Wilshire Small Company Value Portfolio - Institutional Class	(1,729,567)	7,335,060	—	—
	$(94,929,040)	$373,346,858	$1,300,618	$—

The Fund currently seeks to achieve its investment objective by investing a portion of its assets in Wilshire International Equity Fund, Wilshire Income Opportunities Fund, Wilshire Large Company Growth Portfolio, Wilshire Large Company Value Portfolio, Wilshire Small Company Growth Portfolio, and Wilshire Small Company Value Portfolio (the “Affiliated Funds”), registered open-end management investment companies. The Fund may redeem its investments from the Affiliated Funds at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so. The

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2022 (Unaudited)

performance of the Fund is directly affected by the performance of the Affiliated Funds. As of June 30, 2022, the percentage of net assets invested in the Affiliated Funds was 83.9%.

7. Significant Shareholders.

On June 30, 2022, 99.5% of the outstanding shares of the Fund, representing 1 omnibus shareholder, were held in the separate account of Horace Mann Life Insurance Co. through which shares of the Fund are sold.

8. Tax Information.

No provision for federal income taxes is required because the Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distributes to shareholders all of its taxable net investment income and net realized capital gains. Federal income tax regulations differ from U.S. GAAP; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial reporting records are not adjusted for temporary differences. The Fund is not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax benefits or expenses will materially change in the next twelve months. The Fund identifies its major tax jurisdiction as U.S. Federal.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing its tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities of returns filed within the past three years and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The federal tax cost and unrealized appreciation (depreciation) at December 31, 2021 for the Fund is as follows:

Tax cost of portfolio investments	$530,397,591
Aggregate gross unrealized appreciation	$47,771,340
Aggregate gross unrealized depreciation	(11,008,436)
Net unrealized appreciation	$36,762,904

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2022 (Unaudited)

The difference between the book and tax-basis cost of portfolio investments for the Fund is attributable primarily to the tax deferral of losses on wash sales.

The tax character of distributions paid to shareholders for the year ended December 31, 2021 and 2020 was as follows:

	December 31, 2021	December 31, 2020
Ordinary income	$7,253,490	$9,731,947
Long-term capital gains	30,535,359	9,491,638
Total	$37,788,849	$19,223,585

For the year ended December 31, 2021, there was no reclassification made on the Statement of Assets and Liabilities for the Fund as a result of book to tax differences.

At December 31, 2021, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$16,570,985
Undistributed long-term gains	58,874,651
Net unrealized appreciation on investments	36,762,904
Total distributable earnings	$112,208,540

9. Indemnifications.

In the normal course of business, the Trust enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

10. Other Risks.

The global outbreak of coronavirus disease 2019 (“COVID-19”) has disrupted global economic markets and adversely affected individual companies and investment products. The prolonged economic impact of COVID-19 is uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund’s investments.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2022 (Unaudited)

11. Subsequent Event Evaluation.

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to these financial statements.

Wilshire Variable Insurance Trust Additional Fund Information (Unaudited)

Liquidity Risk Management Program

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated Wilshire Advisors LLC (“Wilshire”) as Program administrator. The Program is designed to assess and manage the Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). Wilshire has designated the Liquidity Risk Committee (the “Committee”) composed of personnel from multiple departments within Wilshire that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk. Under the Program, every investment held by the Fund is classified into one of four liquidity categories based on calculations of the investment’s ability to be sold during designated timeframes in current market conditions.

At the Board’s March 2022 meeting, as required by the Program and the Liquidity Rule, the Committee provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). During the Reporting Period, the Fund was predominantly (generally, 100%) invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less). As a result, the Fund has not adopted a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be converted to cash in seven days or less without the sale of the investment materially affecting the market value of the investment). The Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, the Committed concluded that, given the investor base of the Fund, the diversified subadvisers of the affiliated funds in which the Fund invests and the highly liquid nature of the Fund’s strategy, the Program and its implementing policy are suited to the needs of the Fund.

Information on Proxy Voting

A description of policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, along with the Fund’s proxy voting record relating to portfolio securities held during the most recent 12-month period ended June 30 is available at no charge, upon request by calling 1-888-200-6796, or on the SEC’s website at www.sec.gov.

Wilshire Variable Insurance Trust Additional Fund Information (Unaudited) - (Continued)

Information on Form N-PORT

The Trust files its complete schedule of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-PORT. These filings are available on the SEC’s website at www.sec.gov.

Householding Policy

In order to reduce printing and mailing expenses, only one copy of each prospectus, annual and semi-annual report will be sent to all related accounts at a common address, unless you have indicated otherwise on your Account Application. Contract Owners may revoke their consent to householding at any time by calling (866) 591-1568. Upon receipt of a Contract Owner’s revocation, the Trust will begin mailing individual copies of the above-referenced documents to the Contract Owner’s attention within 30 days.

Wilshire Variable Insurance Trust Tax Information

For the year ended December 31, 2021, the Fund designated 0.00% of ordinary distributions paid as interest-related dividends under the Internal Revenue Code Section 871 (k)(1)(c).

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871 (k)(2)(c) is 11.19%.

For the year ended December 31, 2021, the Fund designated $30,535,359 as long-term capital gain distribution.

Of the ordinary income distributions made by the Fund, 0.00% represents the amount of the distribution which will qualify for the dividends received deduction available to corporate shareholders.

Wilshire Variable Insurance Trust Privacy Statement

The Wilshire Variable Insurance Trust and Wilshire Mutual Funds, Inc. (each a “Fund” and collectively, the “Funds”)., appreciate the privacy concerns of our customers. We have established the following policies to maintain the privacy of information you share with us.

Information We Collect

In most cases, we collect information directly from the person or entity with whom we have the relationship (e.g. through account applications, website usage, and electronic or verbal correspondence); but may also obtain information from other sources (e.g. transactions; brokers, consultants or financial advisory firms). We collect and retain nonpublic personal information about you that may include, but is not limited to:

Information we receive on your account applications or other forms such as your name, address (or other contact information), financial information and/or information related to personal identification (e.g. social security number, date of birth, etc.);

Information we receive about your mutual fund transactions, such as purchases, sales, exchanges and account balances; and

Information we collect through the use of Internet “cookies” when you access our website. Cookies are a collection of information stored on the local hard drive of an Internet user, used primarily by web servers to identify previous users and their preferences. A web server cannot find out a user’s name or email address, or anything about the user’s computer using cookies.

Confidentiality, Security and Use of Information

The Funds consider privacy to be a fundamental aspect of our relationships. We are committed to maintaining the confidentiality, integrity, and security of private, personal and confidential information in our possession. We maintain appropriate physical, electronic and procedural safeguards which includes the use of security procedures to protect your nonpublic personal information. In the course of providing our products and services, we may collect, retain, and use private, personal and confidential information for the purpose of administering our operations, and complying with legal and regulatory requirements. Within our organization, we seek to restrict access to your nonpublic personal information to authorized employees who need to access such information in order to provide services or products to you. Where necessary we may share the information we collect with affiliates. The Funds also reserve the right to disclose private, personal and confidential information where we believe in good faith that disclosure is required either under law or to cooperate with regulators or law enforcement authorities.

Wilshire Variable Insurance Trust Privacy Statement - (Continued)

Information We May Share

The Funds generally do not share private, personal and confidential information with third parties, except for third party processors and service providers that are essential in administering our operations. These companies may be provided access to private, personal and confidential information solely to provide the specific service or as otherwise required or permitted by law. We may also provide confidential information to brokerage, financial advisory, or other third party financial intermediaries. These third parties may include:

Administrative service providers who, for example, process transactions for your account, print checks or prepare account statements;

Companies that provide services for us to help market our products to you; and

Governmental or other legal agencies, as required by law.

When information is shared with third parties, they are legally obligated to maintain the confidentiality of the information and to limit their use of it to servicing your account, except as permitted or required by law. We do not sell any of your nonpublic personal information to third parties.

Applicability

Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be our customer. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should also consult that financial institution’s privacy policies.

The Funds value your business. We understand the importance of maintaining the integrity of your personal information and are committed to keeping your trust. As required by regulations, the Funds will provide to its clients annually a statement regarding their rights to privacy. The Funds may update its privacy policies and this statement at any time and, in such cases, will provide an updated copy to relevant parties as required by relevant laws.

Should you have any questions regarding the Funds’ privacy policy or this statement please do not hesitate to contact us directly or through your representative.

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Wilshire Variable Insurance Trust

WH-VIT-SEMI 06/30/22

Wilshire Advisors LLC

1299 Ocean Avenue

Santa Monica, CA 90401

1-866-591-1568

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: A copy of the registrant’s Code of Ethics is filed herewith.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to open-end to open-end investment companies.

(a)(4) Change in the registrant’s independent public accountants. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto.

Exhibit 99.CODE ETH

Code of Ethics

Exhibit 99.CERT

Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT

Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Wilshire Variable Insurnace Trust

By (Signature and Title)*	/s/ Jason A. Schwarz
Jason A. Schwarz
President and Principal Executive Officer

Date	August 31, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jason A. Schwarz
Jason A. Schwarz
President and Principal Executive Officer

Date	August 31, 2022

By (Signature and Title)*	/s/ Michael Wauters
Michael Wauters
Treasurer, Principal Financial Officer and Principal Accounting Officer

Date	August 31, 2022